UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 7, 2018

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant as Specified in Charter)
__________________

STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
 (Registrant's telephone number, including area code)
N/A
(Former Name or Former address, if Changed Since Last Report)
 __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition
On September 7, 2018, Urstadt Biddle Properties Inc. (the "Company") issued a press release, which sets forth the results of operations and financial condition of the Company for the quarter ended July 31, 2018.  A copy of the Company's press release is attached hereto as Exhibit 99.1.  Such information shall not be deemed "filed" for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in  such filing.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable.
(d)	The following exhibit is furnished as part of this report:
Press release dated September 7, 2018 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 7, 2018	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer